EXHIBIT 99.1

NEWS RELEASE

CONTACT:
Jean Fontana
646-277-1214
(Jean.Fontana@icrinc.com)

Stage Stores Announces Expansion of Off-Price Conversion Strategy

HOUSTON, TX, July 23, 2019 - Stage Stores, Inc. (NYSE: SSI) announced plans to convert an additional 100 stores to Gordmans off-price in 2020, bringing the total number of 2020 off-price conversions to 250. In 2019, the company expects to complete 89 conversions, including 37 converted stores in March, 35 converted stores and one new store in June, and 17 planned conversions in September. The Company expects to end Fiscal 2019 with 158 Gordmans stores. Inclusive of the 100 additional conversions planned for next year, 2020 Gordmans store count will now exceed 400 stores and 2020 Gordmans sales are expected to be well in excess of 50% of total company sales.

“The continuation of strong performance in prior period conversions, in addition to the outstanding initial results in our June conversions, provided the impetus for us to expand our 2020 pivot to off-price,” said Michael Glazer, President and Chief Executive Officer. “With more than 80 conversions already completed in 2018 and 2019, we have now reached a critical mass of off-price stores that are providing a significant positive impact to our results. Importantly, the smaller market stores that converted in 2018 are now approaching their one-year anniversary as Gordmans and continue to deliver sales that are approximately double their volume as department stores. Notably, contributions from our landlord partners and value engineering have enabled us to reduce our capital spend per conversion to approximately $80 thousand per store, including a lower cost test at a capital cost of just $40 thousand per conversion this September.”

The company will provide sales and earnings results and full year outlook at the conclusion of the second quarter. In conjunction with the expansion of the off-price conversion strategy, the 2019 capital guidance is updated to $30 million from the previous guidance of $30 million to $35 million, and the 2019 store closing guidance is updated to 55 to 60 from the previous guidance of 40 to 60.

About Stage Stores
Stage Stores, Inc. is a leading retailer of trend-right, name-brand values for apparel, accessories, cosmetics, footwear and home goods. As of July 23, 2019, the company operates in 42 states through 645 BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES, and STAGE specialty department stores and 141 GORDMANS off-price stores, as well as an e-commerce website at www.stage.com. For more information about Stage Stores, visit the company’s website at corporate.stage.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the company and its customers, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in its public announcements and SEC filings.